Acquisition Of Prostiva Radio Frequency Therapy	9 Months Ended
Mar. 31, 2012
Acquisition Of Prostiva Radio Frequency Therapy [Abstract]
Acquisition Of Prostiva Radio Frequency Therapy

4. Acquisition of Prostiva Radio Frequency Therapy

On September 6, 2011, the Company entered into agreements with Medtronic, Inc. relating to the Prostiva® Radio Frequency (RF) Therapy System, a minimally invasive medical product for the treatment of BPH. As a result of those agreements, the Company obtained an exclusive, worldwide license to the Prostiva technology for a ten year term, with an option to purchase the technology anytime during the ten year term for a maximum purchase price of $10 million. The maximum purchase price is reduced dollar-for-dollar by the license fee and royalties paid during the term of the agreement.

The above transaction was accounted for as a business combination. Under the terms of the agreements the Company will be responsible for the manufacturing, sourcing, operations, compliance, quality, regulatory and other matters of the Prostiva RF Therapy System. The Company entered into this transaction to increase its revenue, addressable patient population, customer base and sales force. As a result of this transaction, Urologix became the clear market leader for providing in-office treatment solutions for symptomatic or obstructive BPH with over 50 percent market share.

The Company hired independent valuation specialists to assist management with its determination of the fair value of the consideration to be paid as well as the fair value of the assets acquired in the acquisition of the Prostiva RF Thereapy System. Management is responsible for the estimates and valuations. The work performed by the independent valuation specialists has been considered in management's estimates of fair value reflected below. In addition, since the initial recognition of the fair value of consideration to be paid and assets acquired, additional information has become available during the measurement period that relate to conditions or circumstances that existed at the date of acquistion. This additional information has resulted in revisions to the fair value of consideration to be paid and assets acquired as of the date of acquisiton.

The Company estimates that the fair value of the consideration to be paid to acquire the Prostiva business is approximately $7.0 million, after an adjustment of $217,000 made during the quarter to the original estimate of $7.2 million. Additional information obtained during the measurement period that existed at the acquisition date resulted in the adjustment to the fair value of consideration to be paid. Included in the total consideration is the licensing fee, of which $500,000 was paid on September 6, 2011 and $500,000 is due on the anniversary of this date, deferred payments for acquired inventory, and royalties on Prostiva products sold, subject to minimum and maximum amounts.

Approximately $6.5 million of the $7.0 million is still payable at March 31, 2012. The consideration is categorized as contingent or non-contingent. The non-contingent consideration consists of the $500,000 paid at the date of acquisition, as well as future cash payments with an acquisition date fair value of $3.7 million. The estimated royalty payments between the minimum and maximum amounts are contingent consideration and are measured at fair value at the acquisition date by applying an appropriate discount rate that reflects the risk factors associated with the payment streams. The Company estimates the fair value of the future contingent consideration at $2.7 million at March 31, 2012. The contingent consideration will be remeasured to fair value at each reporting date until the contingency is resolved with the changes in fair value that do not relate to the initial recognition of the liability as of the acquisition date, recognized in earnings.

The Company assumed no liabilities in the acquisition. The fair values of the assets acquired by major class in the acquisition are as follows (in thousands):

Finished Goods Inventory	$1,304
Manufacturing Equipment	128
Identifiable Intangible Assets
Patents and Technology	1,529
Customer List	531
Trademarks	325
Goodwill	3,148
Total assets acquired	$6,965

During the three-month period ended March 31, 2012, the Company obtained additional information that existed at the acquisition date, which reduced the amount of Prostiva inventory acquired as part of the acquisition by $58,000 and reduced the acquisition date fair value of future cash payments by $217,000. These adjustments resulted in a reduction of goodwill of $159,000.

Additional information that existed at the acquisition date but was at that time unknown to the Company may become known to the Company during the remainder of the measurement period, a period not to exceed 12 months from the acquisition date. Additional changes to the fair value of consideration or amounts recorded as assets may result in additional corresponding adjustments to goodwill.

The goodwill of $3.1 million represents the value of the functional business already in place at the time of acquisition and the expected higher future revenue stream from the combined product lines as a result of expected synergies from the combined businesses. For tax purposes the goodwill value at acquisition was $1.7 million. For tax purposes the payments related to the acquisition of Prostiva RF Therapy System patent rights are treated as payment in respect of a license agreement and therefore tax deductible in the current year. The inventory and manufacturing equipment acquired is treated for tax purposes as an asset purchase and will be depreciated. The goodwill and other intangible assets are recorded for tax as an acquisition and are amortized and deductible over 15 years for tax purposes.

The patents and technology intangible assets consist of patents and technology, many of which are used in the Prostiva RF Therapy System. Trademarks consist of the use of the Prostiva name in the BPH marketplace. The Company used a relief from royalty method to determine the estimated fair values of the patents and technology and trademark intangible assets. The relief from royalty method applies a cost-savings concept under the notion that if Urologix did not own the asset it would pay a royalty to a third party for the right to use that asset. The fair value of the patents and technology and trademarks are based on the present value of the royalty payments saved by owning the asset, based on an appropriate market participant royalty rate. Revenue on which the royalty was calculated was projected over the expected remaining useful life of the core patents and technology and trademarks.

The Company used a Multi-Period Excess Cash Flow model under the income approach to determine the fair value of the customer list. The Multi-Period Excess Cash Flow model projects future cash flows based on management's estimates and assumptions, including a historical attrition rate, that will be derived from the sale of products to existing Prostiva customers, adjusted to present value by applying an appropriate discount rate that reflects the risk factors associated with the cash flow stream.

For the nine-month period ended March 31, 2012, the Company incurred $288,000 of transaction related expenses, primarily related to legal and accounting fees, which are included in general and administrative expenses. Total cumulative transaction expenses were $391,000, of which $103,000 were incurred in fiscal year 2011 and included in general and administrative expenses in that period.

In addition to the above transaction payments, the Company is required to pay an annual licensing fee of $65,000 to Medtronic, as well as a monthly $30,000 transition services fee that began in November 2011 for transition services provided by Medtronic until the earlier of the end of the initial term of the Transition Agreement or the last of certain United States or European Union regulatory transfers. As these fees are for services being provided by Medtronic on a go-forward basis, they are not included in total consideration for the acquisition of the Prostiva RF Therapy System and will be expensed in the period incurred and reported as part of research and development expenses.

The revenue and operating expenses related to the Prostiva business have been included in the Company's results of operations since September 6, 2011, the date of acquisition. The acquired Prostiva business was not operated as a separate subsidiary, division or entity by Medtronic, Inc. As a result, the Company is unable to accurately determine earnings/(losses) for the Prostiva business on a standalone basis since the date of acquisition. Prostiva revenue included in reported Urologix revenue for the three and nine-months ended March 31, 2012 totaled approximately $1.7 million and $3.8 million, respectively.

As previously mentioned, as the Prostiva business was not operated as a separate subsidiary, division or entity, Medtronic did not maintain separate financial statements for the Prostiva business. As a result, the following unaudited pro-forma financial information represents revenue and only direct expenses for the Prostiva business prior to the September 6, 2011 acquisition date. The below pro-forma financial information shows the revenue and net loss as if the businesses were combined for the three and nine-months ended March 31, 2012 and 2011 (in thousands except per share amounts).

	Three months ended March 31,		Nine months ended March 31,
	2012	2011	2012	2011
Pro forma net revenue	$4,735	$5,859	$13,786	$18,026
Pro forma net loss	$(1,195)	$(1,011)	$(3,537)	$(2,018)
Pro forma net loss per share (basic)	$(0.08)	$(0.07)	$(0.24)	$(0.14)
Pro forma net loss per share (diluted)	$(0.08)	$(0.07)	$(0.24)	$(0.14)

The above pro forma financial information excludes the non-recurring acquisition related expenses of $391,000. However, the pro forma financial information does include the amortization and depreciation expense from acquired Prostiva assets, the implied interest expense on deferred acquisition payments, and the expense related to the increase in the fair value of acquired Prostiva inventories as if they had occurred as of July 1st of the first period presented. The pro forma financial information is not indicative of the results that would have actually been realized if the acquisitions had occurred as of the beginning of fiscal years 2012 or 2011, or of results that may be realized in the future.